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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          JULY 22, 1998
                                                               -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             (ORIGINATOR OF THE FIRST USA CREDIT CARD MASTER TRUST)


   LAWS OF THE UNITED STATES           333-24227             76-0039224
   -------------------------           ---------             ----------
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
 incorporation or organization)        Number)                 Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
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(Address of principal executive offices)                              (Zip Code)


                   302/594-4117
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Registrant's telephone number, including area code


                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.           Other Events

                  On July 22, 1998, First USA Bank, National Association, (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $843,374,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1998-4.

                  Series 1998-4 consists of $700,000,000 Class A Floating Rate Asset Backed Certificates, and $63,253,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1998-4 also consists of $80,121,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

                  First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

             (a)   Not applicable

             (b)   Not applicable

             (c)   Exhibits

                   1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1998-4 dated as of July 16, 1998, between First USA Bank, N.A. and Salomon Brothers Inc.

                   99.1 Series 1998-4 Supplement, dated as of July 22, 1998, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST USA BANK, NATIONAL ASSOCIATION
                                  As Servicer



                                  By: /s/ TRACIE H. KLEIN
                                      --------------------------------
                                          Tracie H. Klein
                                          Vice President





Date:  July 30, 1998
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                                  EXHIBIT INDEX

   Exhibit No.                                       Description                                      Page No.
   -----------                                       -----------                                      --------
       1.1            Underwriting Agreement of First USA Credit Card Master Trust, Series
                      1998-4, dated as of July 16, 1998, between First USA Bank,
                      N.A., and Salomon Brothers Inc.

      99.1            Series 1998-4 Supplement, dated as of July 22, 1998, to the Pooling and
                      Servicing Agreement, dated as of September 1, 1992, between First USA
                      Bank, N.A., as Transferor and Servicer, and The Bank of New York
                      (Delaware), as Trustee.